UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 5, 2010
                Date of report (Date of earliest event reported)


                            Freight Management Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        000-53127                                           75-3254381
(Commission File Number)                       (IRS Employer Identification No.)

Suite 200, 8275 Eastern Ave Las Vegas, NV                     89123
(Address of Principal Executive Offices)                    (Zip Code)

                                  702-938-0496
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 5, 2010, our Board of Directors approved the dismissal of Seale and Beers, CPA's("Seale") as our independent registered public accounting firm and the engagement of Weinberg & Company as our new independent registered public accounting firm.

Other than a going concern qualification, Seale's audit reports on our financial statements as of and for the year ended December 31, 2008, and for the period of inception on September 17, 2007 to December 31, 2007 (the "Reporting Periods"), did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Reporting Periods, the subsequent interim periods, and through March 5, 2010, there were (i) no disagreements between the Company and Seale on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale, would have caused Seale to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Seale furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

During the Reporting Periods, which were our two most recent fiscal year ends, the subsequent interim periods, and through March 5, 2010, we have not consulted with Weinberg & Company on any of the matters or events set forth in Regulation S-K Item 304(a)(2).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

d) Exhibits

     No.                                   Exhibits
     ---                                   --------

    16.1 Letter from Seale and Beers CPA's, dated March 5, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2010


By: /s/ Ibrahim Abotaleb
   --------------------------------
Name:  Ibrahim Abotaleb
Title: President and Director



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